FIRST AMERICAN STRATEGY FUNDS, INC.

                         Supplement Dated May 1, 2000,
                      To Prospectus Dated January 31, 2000
                               ----------------
Replace the "Fees and Expenses" table on page 6 of the prospectus with the "Fees and Expenses" table below. The advisor is reducing the fee waiver for the current fiscal year.

First American Strategy Funds, Inc.

STRATEGY FUND
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FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the funds. The funds do not impose any sales charges (loads) when you buy, sell or exchange shares. Each fund imposes a redemption fee of 1% if you redeem your shares within 12 months of purchase. See "Selling Shares -- How to Sell Shares -- Redemption Fee." In addition, when you hold shares of one of the funds, you indirectly pay a portion of that fund's operating expenses. The figures below are based on fund expenses during the fiscal year ended September 30, 1999.(1) As illustrated in other tables under this caption, fund shareholders also indirectly bear a portion of the underlying funds' expenses.

                                                                Aggressive                  Growth and
                                                               Growth Fund   Growth Fund   Income Fund  Income Fund
-------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                     None          None          None          None
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            None          None          None          None
 REDEMPTION FEE(2) AS A % OF AMOUNT REDEEMED                     1.00%         1.00%         1.00%         1.00%
 ANNUAL MAINTENANCE FEE(3)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500               $ 25          $ 25          $ 25          $ 25
ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------------------------------------------
 Management Fees                                                 0.25%         0.25%         0.25%         0.25%
 Distribution and Service (12b-1) Fees                           None          None          None          None
 Other Expenses
  Shareholder Servicing Fee                                      0.25%         0.25%         0.25%         0.25%
  Miscellaneous                                                  0.36%         0.35%         0.29%         0.33%
 TOTAL                                                           0.86%         0.85%         0.79%         0.83%
-------------------------------------------------------------------------------------------------------------------

(1)Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers and expense reimbursements by the advisor. See "Additional Information -- Financial Highlights." THE ADVISOR INTENDS TO WAIVE FEES AND REIMBURSE EXPENSES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES FOR EACH FUND DO NOT EXCEED 0.40%. WAIVERS AND REIMBURSEMENTS MAY BE DISCONTINUED AT ANY TIME.

(2)Payable if you redeem your shares within 12 months of purchase.

(3)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

Ranges of Combined Direct and Indirect Expense Ratios

As noted above, in addition to the funds' direct expenses, fund shareholders also indirectly bear their proportionate share of the underlying funds' expenses. The following table lists the ranges of combined direct and indirect expense ratios borne by fund shareholders, taking into account underlying fund expenses indirectly borne by fund shareholders. Ranges are presented because the underlying funds' expense ratios differ from one another, so that the actual combined direct and indirect expense ratios of the funds will depend on the allocation of fund assets among the underlying funds. Information concerning the underlying funds' expense ratios is listed under "Underlying Fund Expense Ratios" below.

RANGES OF COMBINED DIRECT
AND INDIRECT EXPENSE RATIOS           Aggressive                            Growth and
AS A % OF AVERAGE NET ASSETS(1)      Growth Fund        Growth Fund        Income Fund       Income Fund
-----------------------------------------------------------------------------------------------------------
                                   1.64% to 2.12%     1.61% to 2.08%     1.54% to 1.94%     1.60% to 1.88%
-----------------------------------------------------------------------------------------------------------

(1)The underlying funds' advisor intends to waive fees during the current fiscal year so that expense ratios do not exceed certain levels, as set forth in footnote 1 to the Underlying Fund Expense Ratios table below. In addition, the funds' advisor intends to waive fees and reimburse expenses during the current fiscal year so that total operating expenses for each fund do not exceed 0.30%. Taking these waivers and reimbursements into account, the ranges of combined direct and indirect expense ratios would be 0.71% to 1.43% for Aggressive
Growth Fund, 0.74% to 1.41% for Growth Fund, 0.74% to 1.34% for Growth and Income Fund, and 0.85% to 1.24% for Income Fund. Waivers and reimbursements may be discontinued at any time.